SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) April 15, 2001
                                                       -------------------------

                             First Union Corporation
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             (Exact name of registrant as specified in its charter)

        North Carolina              1-10000                   56-0898180
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)             Identification No.)

         One First Union Center
        Charlotte, North Carolina                                28288-0013
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code          (704) 374-6565
                                                  ------------------------------

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         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

         As previously reported by First Union Corporation ("First Union") in its Current Report on Form 8-K, dated April 16, 2001, First Union and Wachovia Corporation ("Wachovia") entered into an Agreement and Plan of Merger, dated April 15, 2001, pursuant to which, among other things, Wachovia will merge with and into First Union, with First Union as the surviving corporation (the "Merger"). Attached hereto as exhibits and incorporated herein by reference are
(i) certain audited consolidated financial information of Wachovia, including the consolidated statements of condition of Wachovia and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2000, and the related notes and report of independent auditors thereto (collectively, the "Audited Financial Information"), (ii) certain pro forma financial information (the "Pro Forma Financial Information") with respect to the Merger, and (iii) the consent of the independent auditors relating to the Audited Financial Information. Consummation of the Merger remains subject to various conditions, including regulatory approval and approval of First Union and Wachovia stockholders.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         23(a)    Consent of Ernst & Young LLP.

         99(a)    The Audited Financial Information.

         99(b)    The Pro Forma Financial Information.


                  *                     *                      *

         This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements with respect to each of First Union, Wachovia and the combined company following the Merger, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of First Union, including, without limitation, (i) statements relating to the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues, and the accretion to reported earnings that may be realized from the Merger, (ii) statements regarding certain of First Union's goals and expectations with respect to earnings, earnings per share, revenue, expenses, and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets" "probably", "potentially", "projects" or similar expressions. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond First Union's control). The following factors, among others,

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could cause First Union's financial performance to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the Merger; (7) the strength of the United States economy in general and the strength of the local economies in which First Union conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on First Union's loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) inflation, interest rate, market and monetary fluctuations; (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on First Union's capital markets and capital management activities, including, without limitation, First Union's mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities; (11) the timely development of competitive new products and services by First Union and the acceptance of these products and services by new and existing customers; (12) the willingness of customers to accept third party products marketed by First Union; (13) the willingness of customers to substitute competitors' products and services for First Union's products and services and vice versa; (14) the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); (15) technological changes; (16) changes in consumer spending and saving habits; (17) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger, and the actual restructuring and other charges related thereto; (18) the growth and profitability of First Union's noninterest or fee income being less than expected; (19) unanticipated regulatory or judicial proceedings; (20) the impact of changes in accounting policies by the Securities and Exchange Commission; (21) adverse changes in the financial performance and/or condition of First Union's borrowers which could impact the repayment of such borrowers' outstanding loans; and (22) the success of First Union at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the reports filed by First Union with the Securities and Exchange Commission.

         First Union cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the Merger or other matters and attributable to First Union or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. First Union does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                FIRST UNION CORPORATION


  Date: May 3, 2001             By:  /s/ Robert P. Kelly
                                     ------------------------------------------
                                       Name:   Robert P. Kelly
                                       Title:  Executive Vice President and
                                               Chief Financial Officer




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                                  Exhibit Index


         Exhibit No.                  Description
         -----------                  -----------


         23(a)                        Consent of Ernst & Young LLP.

         99(a)                        The Audited Financial Information.

         99(b)                        The Pro Forma Financial Information.